Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
11.	Subsequent Events
For the purposes of the financial statements as of December 31, 2020 and the year then ended, the Company has evaluated subsequent events through March 23, 2021, the date on which the audited financial statements were issued.
In March 2021, the Company entered into a Royalty Purchase Agreement (“RPA”) with XOMA (US) LLC, resulting in the sale of the proceeds from the potential future milestones and royalty payments under the Company’s license agreements with DOT Therapeutics-1 and Denovo Biopharma, licenses which were acquired through the merger with Sunesis. Under the terms of the RPA, Viracta received an upfront payment of $13.5 million and is eligible to receive up to $20 million in a pre-commercialization, event-based milestone.